Agreement for Offering Expenses

The following agreement is made between Ke Yi Cai, Yue Kan, Ding Fang Huang, Pingxi Zhang and Yanhuang International Development Company, Inc. (The designation of each party above can be found in the signatures at the end of this document).

The above parties herein agree to equally split any offering expenses relating to this offering and the filing of this Registration Statement on behalf of Yanhuang International Development Company, Inc.

The fees shall be divided equally unless a particular member is willing to and also agrees to pay more than another party to this agreement.

Name: Ke Yi Cai  Signature: /s/ Ke Yi Cai  Title: President, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors Date: September 29, 2015

Name: Ke Yi Cai  Signature: /s/ Ke Yi Cai  Title: Chief Accounting Officer (Principal Accounting Officer)  Date: September 29, 2015

Name: Yue Kan Signature: /s/ Yue Kan  Title: Chief Financial Officer (Principal Financial Officer) and Vice Chairman of the Board of Directors Date: September 29, 2015

Name: Ding Fang Huang Signature: /s/ Ding Fang Huang  Title: Chief Operating Officer Date: September 29, 2015

Name: Pingxi Zhang Signature: /s/ Pingxi Zhang  Title: Vice President Date: September 29, 2015